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                                                                    EXHIBIT 10.1

          AMENDMENT NO. 4, dated as of September 27, 1999 (the "Amendment") to the AMENDED AND RESTATED CREDIT AGREEMENT (the "Credit Agreement"), dated as of March 26, 1997, as amended, among VIACOM INC., a Delaware corporation (the "Borrower"), the Bank parties thereto from time to time, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, BANK OF AMERICA, N.A. (formerly known as BANK OF AMERICA NT&SA), as a Managing Agent, THE CHASE MANHATTAN BANK, as a Managing Agent, JP MORGAN SECURITIES INC., as a Syndication Agent, BANC of AMERICA SECURITIES, LLC (formerly known as BANK OF AMERICA NT&SA), as Syndication Agent, the Banks identified as Agents on the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents.

                                  WITNESSETH:

          WHEREAS, the parties who have heretofore entered into the Credit Agreement now desire to amend certain provisions thereof to provide for changes in the covenants in the Credit Agreement, and for certain other matters.

          NOW THEREFORE, the parties hereto agree as follows:

          SECTION 1. Amendments.
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          (a)  Section 1.1 of the Credit Agreement is hereby amended by inserting the following:

          "Blockbuster Split-off" means the deconsolidation and split-off of Blockbuster Inc. from the Borrower through an initial public offering and an exchange offer or subsequent distribution of the shares of Blockbuster Inc. held by the Borrower to the shareholders of the Borrower.

          (b) Section 7.3 of the Credit Agreement is hereby amended by inserting at the end thereof "; provided, however, that for purposes of this Section 7.3
                      --------  -------
as of any date, the Net Worth of the Borrower and its Subsidiaries as of September 30, 1994 shall be reduced by an amount equal to the reduction of the Net Worth of Borrower and its
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Subsidiaries through such date in connection with the Blockbuster Split-off."

          (c) Section 8.8(c) of the Credit Agreement is hereby amended by deleting "and" and the end of clause (i) and inserting "," in lieu thereof and by inserting at the end of clause (ii) "and (iii) specifying the amount of the reduction of the Net Worth as of such date in connection with the Blockbuster Split-off referred to in Section 7.3."

          SECTION 2. Consent to Blockbuster Split-off. The parties hereto
                     --------------------------------
consent to the Blockbuster Split-off and agree that it shall not be deemed a sale under Section 9.3 of a substantial portion of the consolidated assets of the Borrower and its Subsidiaries taken as a whole.

          SECTION 3. Effectiveness. This Amendment will be effective upon the
                     -------------
execution of counterparts hereof by the Borrower and each of the Facility Agents and Managing Agents on their own behalf and on behalf of the Banks consenting to the execution of this Amendment, and the execution of written consents by the Majority Banks.

          SECTION 4. Representations and Warranties. The Borrower hereby
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represents and warrants that as of the date hereof (i) the representations and warranties contained in Article VI of the Credit Agreement (other than those stated to be made as of a particular date) are true and correct in all material respects on and as of the date hereof as though made on the date hereof, and
(ii) no Default or Event of Default shall exist or be continuing under the Credit Agreement.

          SECTION 5. Miscellaneous. (a) Capitalized terms used herein and not
                     -------------
otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

          (b) Except as amended hereby, all of the terms of the Credit Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

          (c) This Amendment shall be a Loan Document for the purposes of the Credit Agreement.

          (d) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same

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instrument. Delivery of an executed counterpart of a signature page of this
Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        VIACOM INC., as Borrower


                                        By:___________________________________
                                           Name:
                                           Title:


                                        Managing Agents

                                        THE BANK OF NEW YORK, as Managing Agent, the Documentation Agent and a Bank


                                        By:___________________________________
                                           Name:
                                           Title:


                                        CITIBANK, N.A., as Managing Agent, the
                                        Administrative Agent and a Bank


                                        By:___________________________________
                                           Name:
                                           Title:

                                        MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK, as Managing Agent and a Bank


                                        By:___________________________________
                                           Name:
                                           Title:

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                                        BANK OF AMERICA, N.A. (formerly known as
                                        BANK OF AMERICA NT&SA), as Managing
                                        Agent and a Bank


                                        By:___________________________________
                                           Name:
                                           Title:


                                        THE CHASE MANHATTAN BANK, as Managing
                                        Agent and a Bank


                                        By:___________________________________
                                           Name:
                                           Title:


                                        Syndication Agents
                                        ------------------


                                        JP MORGAN SECURITIES INC., as
                                        Syndication Agent



                                        By:___________________________________
                                           Name:
                                           Title:

                                        BANC OF AMERICA SECURITIES, LLC
                                        (formerly known as THE BANK OF AMERICA
                                        NT&SA), as Syndication Agent


                                        By:___________________________________
                                           Name:
                                           Title:

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